UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2025

ASIAFIN HOLDINGS CORP.

(Exact name of registrant issuer as specified in its charter)

Nevada	000-56421	37-1950147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 30.02, 30th Floor, Menara KH (Promet),

Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code +60 3 21487170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

AsiaFIN Holdings Corp. (the “Company”) has appointed Ghi Geok Khoo (Chanti) as its new Chief Financial Officer, effective August 1, 2025 (the “Effective Date”).

Ms.Chanti, age 50, brings over 25 years of finance, accounting, administration and internal audit experience to the role. She holds an Australian CPA and a Bachelor of Commerce in Accounting from Curtin University. Ms. Chanti has served in several finance leadership roles in multinational companies and local companies in Malaysia such as Jocom Holding Corp, Jocom Your Pocket Supermarket, Zimmer Biomet, Brands Essence of Chicken, Qualitas Medical Group, KSB Pumps & Valves, Multi-Purpose Holdings Berhad, Magnum Corporation Berhad and National Panasonic. Ms. Chanti has also gathered considerable experiences in various industries such as ecommerce, fast moving consumer goods, medical and health care, manufacturing, gaming, live streaming platform, and mobile application for the past 25 years. Notably, Ms. Chanti has previous experience where she was actively involved in listing of a company on the OTC Markets.

As Chief Financial Officer of both the Company and Insite MY Holdings Group subsidiaries, she will oversee financial planning, budgeting, accounting, human resources, and reporting.

Pursuant to the offer letter, Ms. Chanti will receive an annual base salary of US$ 93,600, inclusive of travel allowance.

The selection of Ms. Chanti to serve as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Chanti and any director or executive officer of the Company or Insite MY Holdings Group subsidiaries, and there are no transactions between Ms. Chanti and the Company or Insite MY Holdings Group subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

Resignation of Finance Manager

In connection with the appointment of Ms. Chanti, Ms. Cham Hui Yin, who has served as the Company’s Finance Manager since 2021, tendered her resignation, effective as of the Effective Date.

Item 7.01 Regulation FD Disclosure

On August 1, 2025, the Company issued a press release announcing the appointment of Ms. Chanti. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASIAFIN HOLDINGS CORP.

Date: August 7, 2025	By:	/s/ Wong Kai Cheong
Wong Kai Cheong
Chief Executive Officer
President, Director, Secretary and Treasurer
(Principal Executive Officer)